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                                                               ___________, 1999

Ryan, Beck & Co., Inc.
200 Park Avenue, 16th Floor
New York, New York 10166

Pennsylvania Merchant Group
Four Falls Corporate Center
West Conshohocken, Pennsylvania 19428

National Health Card Systems, Inc.
26 Harbor Drive
Port Washington, NY 11050

Gentlemen:

         In order to induce Ryan, Beck & Co., Inc. ("Ryan, Beck") and Pennsylvania Merchant Group ("PMG"; Ryan, Beck and PMG are hereinafter collectively referred to as the "Representatives"), and National Health Card Systems, Inc., a New York corporation, and any successor thereof (the "Company"), to enter into an underwriting agreement with respect to the public offering of shares of common stock of the Company and warrants issued by the Company, I hereby agree that for a period of 180 days following the effective date (the "Effective Date") of the Company's Registration Statement on Form S-1 (Registration No. 333-72209), I will not, directly or indirectly, offer to sell, sell, grant any option for the sale of, transfer, assign, hypothecate, pledge or otherwise encumber or dispose of any beneficial interest in (either pursuant to Rule 144 of the regulations under the Securities Act of 1933, as amended, or otherwise) any securities issued by the Company, including without limitation any options, warrants or other securities convertible into or exercisable or exchangeable for shares of common stock of the Company ("Securities"), registered in my name or beneficially owned by me without the prior written consent of Ryan, Beck. Any gift or similar transfer of Securities to a family member or trust for the benefit thereof shall be exempt from the restrictions set forth in the foregoing sentence provided that (i) no consideration shall be directly or indirectly received in connection with such transfer, and (ii) any transferee of any such Securities shall deliver to the Representatives, prior to the consummation of such transfer, an agreement by such transferee to be bound by all of the terms and conditions of this Agreement.

         As a further inducement for the Representatives to enter into the underwriting agreement, I hereby grant Ryan, Beck for a period of three years from the Effective Date, a right of first refusal, on the terms and subject to the conditions set forth herein, should I desire to sell any Securities registered in my name or beneficially owned by me. During such period I will consult with Ryan, Beck with regard to such sale and will offer to Ryan, Beck the opportunity, on terms not more favorable to me than I can receive elsewhere, to purchase or sell any such Securities. If Ryan, Beck fails to accept in writing such proposal made by me within two business days after the receipt of a written notice, including by telecopy or telegram, containing such proposal, then the Representatives



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shall have no further claims or rights with regard to the proposal contained in such notice. If thereafter, such proposal is materially modified, I shall again consult with Ryan, Beck as if the modified proposal were a new proposal.

         In order to enable you to enforce the aforesaid covenants, I hereby consent to the placing of legends and stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in my name or beneficially owned by me.

         This Agreement shall be binding on the undersigned and his, her or its respective successors, heirs, personal representatives and assigns upon the Effective Date.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of law principles.

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